EXHIBIT 10.72.4
                                                                 ---------------



                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT is made as of the 28th day of November, 2001 by and among CORRECTIONAL SERVICES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company that is a signatory hereto or that, pursuant to Section 9.1.20(b) of the Credit Agreement (as hereinafter defined), shall become a party hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"; and the Subsidiary Guarantors, collectively with the Company, are sometimes hereinafter referred to as the "Obligors"); each of the lenders that is a signatory hereto or that, pursuant to
Section 12.6(b) of the Credit Agreement, shall become a "Lender" hereunder (individually, a "Lender" and, collectively, the "Lenders"); and FLEET NATIONAL BANK, a national banking association and successor by merger to Summit Bank, as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent").



                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Company, the Subsidiary Guarantors, the Lenders and the Syndication Agent entered into a Credit Agreement dated August 31, 1999, as amended by a first amendment thereto dated as of November 10, 2000, a second amendment thereto dated in or about August, 2001 and a third amendment thereto dated in or about November, 2001 (collectively, the "Credit Agreement"); and

     WHEREAS, the Company has requested the Syndication Agent and the Lenders to make a Revolving Credit Loan in an amount not to exceed $2,000,000, which loan shall constitute an Overadvance, and to make certain amendments to the Credit Agreement as more fully described herein, and the Syndication Agent and the Lenders have agreed to do so, subject to and in accordance with the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Except as otherwise indicated herein, all words and terms defined in the Credit Agreement shall have the same meanings when used herein.

     2.   Amendments to Credit Agreement.

          (a) The following definition is hereby inserted into Section 1.1 of the Credit Agreement in alphabetical order:

               "Initial Overadvance" shall have the meaning ascribed to such term in Section 2.1.1 hereof.

          (b) Section 2.1.1 of the Credit Agreement is hereby amended by inserting the following paragraph immediately after the first paragraph thereof:

               On November 28, 2001, subject to the conditions contained below in this paragraph, the Revolving Credit Lenders agree to make a Revolving Credit Loan not exceeding $2,000,000 to the Company (the "Initial Overadvance"). The Company acknowledges that the Initial Overadvance shall constitute an Overadvance in the amount of such Initial Overadvance. Notwithstanding any other provision contained herein, (i) the Initial Overadvance shall bear interest at the rate per annum equal to the LIBOR Rate for the applicable Interest Period plus the Applicable Margin, and (ii) the Company shall, by no later than December 10, 2001, either (A) repay the Overadvance, together with accrued interest on such principal amount, to the Syndication Agent for the account of each Revolving Credit Lender, or (B) deliver to the Syndication Agent a Borrowing Base Certificate showing that there is no Overadvance outstanding.

     3. Amendment Fees; Other Obligations. Concurrently herewith and in consideration for the Syndication Agent and the Lenders entering into this Agreement, the Company is paying the Syndication Agent an amendment fee in the amount of $10,000 for the ratable benefit of the Lenders. The foregoing fee is earned in full on the date hereof and not subject to rebate or reduction. The Company further agrees that (i) by no later than November 30, 2001, it shall pay to the Syndication Agent's counsel its legal fees in the amount of $15,192.55 incurred through November 16, 2001, by wire transfer in accordance with such instructions as provided to the Company, and (ii) by no later than November 30, 2001, the Company and its Subsidiaries shall execute and deliver to the Syndication Agent the Third Amendment to Credit Agreement dated in or about November, 2001 among the Revolving Credit Lenders, the Company and the Subsidiaries which are parties thereto.

     4. Guaranty Reaffirmation. The Subsidiary Guarantors hereby acknowledge and agree to the amendments to the Credit Agreement effected by this Agreement. Each of the Subsidiary Guarantors hereby reaffirms all of the terms and conditions of the guaranty set forth in Section 6 of the Credit Agreement and agrees that such guaranty is applicable to all of the Guaranteed Obligations, as amended by this Agreement. The Subsidiary Guarantors hereby acknowledge and agree that they have no defenses, offsets or counterclaims with respect to the Guaranteed Obligations and hereby waive and release all claims against the Syndication Agent and the Lenders with respect thereto.

     5. Representations, Warranties and Other Covenants. In order to induce the Syndication Agent and the Lenders to enter into this Agreement and amend the Credit Agreement as provided herein, each Obligor hereby represents and warrants to the Syndication Agent and the Lenders that:

          (a) All of the representations and warranties of the Obligors set forth in the Credit Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein.

          (b) After giving effect to this Agreement, no Default or Event of Default presently exists and is continuing on and as of the date hereof.

          (c) Since the date of the Obligors' most recent financial statements delivered to the Syndication Agent, no Material Adverse Effect has occurred, and no event has occurred or failed to occur which has had or is likely to have a Material Adverse Effect.

          (d) Each Obligor has full power and authority to execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and all other agreements, documents and instruments, if any, executed and delivered by the Obligors to the Syndication Agent and the Lenders concurrently herewith or in connection herewith (collectively, the "Amendment Documents"); each Amendment Document to which any of the Obligors is a party has been duly executed and delivered by such Obligors and is the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors' rights generally.

          (e) The execution, delivery and performance of the Amendment Documents will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance binding upon the Obligors, (ii) conflict with, result in a breach of, or constitute a default under (A) the certificate of incorporation or by-laws or other equivalent formation documents of any Obligor, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (C) any mortgage, indenture, material lease, contract or other material agreement or undertaking to which any Obligor is a party or by which any Obligor or its properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by any Obligor, other than liens in favor of the Syndication Agent for the ratable benefit of the Lenders.

          (f) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any Person is required in connection with the execution, delivery, performance by the Obligors of the Amendment Documents or the transactions contemplated thereby.

          (g) The following Subsidiaries have been dissolved or merged with and into the Company or another Subsidiary: Community Corrections, Inc., Youth Services International of Baltimore, Inc., Youth Services International of Virginia, Inc., Youth Services International of Delaware, Inc., Youth Services International of Maryland, Inc., Youth Services International of Tennessee, Inc. and Youth Services International of Southeastern Programs, Inc. The Company agrees that it shall, by no later than December 3, 2001, provide to the Syndication Agent with true and accurate copies of the filed certificates of dissolution or merger with respect to each of such Subsidiaries or other documents evidencing such dissolution or merger which are reasonably satisfactory to the Syndication Agent and the Lenders.




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



     6. Syndication Agent's Costs. The Company shall on demand reimburse the Syndication Agent for all out-of-pocket costs, including legal fees and expenses, incurred by the Syndication Agent in connection with this Agreement, the transactions referenced herein and the administration of the facilities described in the Credit Agreement. In the event the Company shall fail to pay any such invoice within 10 days, the Company irrevocably authorizes the Syndication Agent to charge the Company's account(s) with the Syndication Agent (or its affiliate) in the amount of such out-of-pocket costs.

     7. No Change. Except as expressly set forth herein or modified hereby, all of the terms and provisions of the Credit Agreement and the other Basic Documents are hereby reaffirmed in their entirety shall continue in full force and effect.

     8. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument. This Agreement shall not be binding upon any party until all parties hereto have executed this Agreement and delivered it to the Syndication Agent.

     9. No Defenses. The Company hereby acknowledges and agrees that it has no defenses, offsets or counterclaims with respect to its obligations under the Credit Agreement, the Notes, the other Basic Documents and the Operative Documents and hereby waives and releases all claims against the Syndication Agent and the Lenders with respect thereto.

































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



     10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


     IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute and deliver this Agreement as of the day and year first above written.


                                          CORRECTIONAL SERVICES CORPORATION,
                                          a Delaware corporation


                                          By:_________________________________
                                             Name:
                                             Title:




                                          YOUTH SERVICES INTERNATIONAL, INC.
                                          a Maryland corporation


                                          By:_________________________________
                                             Name:
                                             Title:




                                          FF&E, INC., a New Jersey corporation


                                          By:_________________________________
                                             Name:
                                             Title:



















                       (Signatures continued on next page)

                                          YOUTH SERVICES INTERNATIONAL
                                          OF NORTHERN IOWA, INC., an
                                          Iowa corporation


                                          By:_________________________________
                                             Name:
                                             Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          HOLDINGS, INC., a Delaware corporation


                                          By:_________________________________
                                             Name:
                                             Title:






































                       (Signatures continued on next page)

                                          YOUTH SERVICES INTERNATIONAL
                                          REAL PROPERTY PARTNERSHIP, LLP, a
                                          Maryland limited liability partnership


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          OF ILLINOIS, INC., a Maryland
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:





































                       (Signatures continued on next page)

                                          YOUTH SERVICES INTERNATIONAL
                                          OF MINNESOTA, INC., a Maryland
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          OF SOUTH DAKOTA, INC., a South Dakota
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          OF TEXAS, INC., a Texas corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YSI OF CENTRAL IOWA, INC.,
                                          an Iowa corporation


                                          By:_________________________________
                                          Name:
                                          Title:














                       (Signatures continued on next page)

                                          YOUTH SERVICES INTERNATIONAL
                                          OF IOWA, INC., a Maryland
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          YOUTH SERVICES INTERNATIONAL
                                          OF MICHIGAN, INC., a Michigan
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:



                                          YOUTH SERVICES INTERNATIONAL
                                          OF MISSOURI, INC., a Missouri
                                          corporation


                                          By:_________________________________
                                          Name:
                                          Title:

























                       (Signatures continued on next page)

                                          CSC MANAGEMENT DE PUERTO RICO, INC.,
                                          a Puerto Rico corporation


                                          By:_________________________________
                                          Name:
                                          Title:




                                          FLEET NATIONAL BANK,
                                          as the Syndication Agent and a Lender


                                          By:_________________________________
                                             Name:
                                             Title:




                                          SUNTRUST BANK, NASHVILLE, N.A.,
                                          as a Lender


                                          By:_________________________________
                                             Name:
                                             Title:




                                          BANCO POPULAR NORTH AMERICA,
                                          as a Lender


                                          By:_________________________________
                                          Name:
                                          Title:








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